UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2012

Pharma Investing News, Inc.

 (Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54738

(Commission File Number)

32-0337695

 (IRS Employer Identification No.)

1810 East Sahara Ave, Suite 1571

Las Vegas, Nevada, 89104

 (Address of principal executive offices)(Zip Code)

(702) 664-6555

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 17, 2012, Carrillo Huettel, LLC, resigned as legal counsel to Pharma Investing News, Inc. (the “Company”).  Such resignation was not the result of any disagreement with the Company.  The Company’s new legal counsel is the Law Offices of Thomas E. Puzzo, PLLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pharma Investing News, Inc.

(Registrant)

Date:  October 15, 2012

       By:  /s/    Robert Lawrence

Name:  Robert Lawrence

Title: President and CEO

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